EXHIBIT 99.2


--------------------------------------------------------------------------------

                                                                FINAL TRANSCRIPT




--------------------------------------------------------------------------------

Thomson StreetEvents (SM) [GRAPHIC OMITTED]

--------------------------------------------------------------------------------

Conference Call Transcript

SHOO - Q2 2005 Steven Madden Earnings Conference Call

Event Time: Aug. 02. 2005 / 10:00AM,
Event Duration: N/A



--------------------------------------------------------------------------------
Thomson StreetEvents       streetevents@thomson.com          617.603.7900
                              www.streetevents.com                             1
--------------------------------------------------------------------------------

(C) 2005 Thomson Financial. Republished with permission. No part of this publication may be reproduced or transmitted in any form or by any means without the prior written consent of Thomson Financial.

                                                                Final Transcript
--------------------------------------------------------------------------------
Aug. 02. 2005 / 10:00AM, SHOO - Q2 2005 Steven Madden Earnings Conference Call
--------------------------------------------------------------------------------

CORPORATE PARTICIPANTS
 Jamie Karson
 SHOO - CEO, Chairman

 Richard Olicker
 SHOO - President

 Arvind Dharia
 SHOO - CFO, Secretary

 Awadesh Sinha
 SHOO - COO



CONFERENCE CALL PARTICIPANTS
 Jeff Van Sinderen
 V. Riley & Co - Analyst

 Heather Boksen
 Sidoti & Company - Analyst

 Randy Scherago
 First Albany Capital - Analyst

 Sam Poser
 Mosaic Research - Analyst

 Robert Longnecker
 Barrington Research - Analyst

 Adam Comora
 EnTrust Capital - Analyst


PRESENTATION

--------------------------------------------------------------------------------

Operator


 Good morning ladies and gentlemen, and welcome to the Steven Madden, Ltd. Conference Call, sponsored by Financial Dynamics. [OPERATOR INSTRUCTIONS.] Any reproduction of this call, in whole or in part, is not permitted without prior express written authorization of the Company. And, as a reminder ladies and gentlemen, this conference is being recorded. I would now like to introduce your host for today's conference, Miss Cara O'Brien of Financial Dynamics. Please go ahead.

Cara O'Brien: Thank you Operator. Good morning, and thank you for joining this discussion of Steven Madden, Ltd. second quarter results. By now you should have received a copy of the press release. If you have not, please call our offices at (212) 850-5776, and we will fax one out to you immediately.

Before we begin, I'd like to remind you that statements in this conference call that are not statements of historical or current fact constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve known and unknown risks, uncertainties, and other unknown factors, that could cause the actual results of the Company to be materially different with the historical results, or from any future results expressed or implied by such forward-looking statements.

The statements contained herein are also subject generally to other risks and uncertainties that are described from time to time in the Company's reports and registration statements filed with the Securities and Exchange Commission. Also, please refer to the earning release for more information on risk factors that could cause actual results to differ. Finally, please note that any forward-looking statements used in this call should not be relied upon as current after today's date.

I'd now like to turn the call over to Jamie Karson, Chairman and CEO of Steven Madden, Ltd.

--------------------------------------------------------------------------------
Thomson StreetEvents       streetevents@thomson.com          617.603.7900
                              www.streetevents.com                             2
--------------------------------------------------------------------------------

(C) 2005 Thomson Financial. Republished with permission. No part of this publication may be reproduced or transmitted in any form or by any means without the prior written consent of Thomson Financial.

                                                                Final Transcript
--------------------------------------------------------------------------------
Aug. 02. 2005 / 10:00AM, SHOO - Q2 2005 Steven Madden Earnings Conference Call
--------------------------------------------------------------------------------

Jamie Karson - SHOO - CEO, Chairman

 Good morning and thank you for joining us to review Steven Madden, Ltd.'s results for the second quarter ended June 30, 2005. With me to discuss the business are Richard Olicker, our President, Arvind Dharia, our Chief Financial Officer, and Awadesh Sinha, our Chief Operating Officer.

I will begin the call by providing a brief overview of our second quarter performance. Then Richard will review in detail the financial results for the period. Following our formal remarks, we will be available for any questions you may have.

Our performance during the second quarter indicates that we are making significant strides in the effort to strengthen the business and effectively combat the various challenges we are facing in the marketplace. Specifically, in the second quarter, we delivered on a number of the goals that we had enunciated earlier. We are driving top line growth, increasing gross margin, leveraging our cost structure, improving inventory productivity, further building the Steve Madden brand, and enhancing shareholder value.

Despite challenging conditions, we experienced pockets of strength in our business during the quarter. To this end, we are pleased with our overall performance. We delivered consolidated top line growth of 17%. This reflects an increase in retail sales of 23%, including a same store sales increase of 13.6%.

Wholesale contributed a 14% sales increase to this top line expansion, which is better than we anticipated, and was driven by very strong results in Madden Men's and improvements in Candie's.

In addition to top line growth, gross margin improved, and SG&A as a percentage of sales decreased versus the comparable period last year, contributing to increased operating profit margin for the quarter. As a result, we posted earnings per share of $0.39, which was ahead of our internal plan. This compares to earnings per diluted share of $0.28 in the second quarter last year.

Turning for a moment to the balance sheet, we remain in excellent financial health. We ended the quarter with a solid debt-free balance sheet, with approximately $83.8 million in cash, cash equivalents, and marketable securities, and total stockholder's equity of $166.4 million. Finally, during the quarter, we spent $2.2 million purchasing 135,000 shares of common stock in open market transactions, verifying our commitment to maximizing long-term shareholder value.

Before I turn the call over to Richard, I'd like to remind everyone that during the second quarter we also welcomed back to the Company our founder, Steve Madden. Steve's return is a very significant event in our Company's continued evolution. His creative energy inspires all of our employees, and his exceptional talent is highly regarded throughout the fashion industry. We are very happy to be able to once again leverage his creative and design expertise, and look forward to working together with him to further enhance our brand and our position as one of the indisputable leaders in the footwear industry.

It is also important to note, and as some of you may have seen, we recently amended Steve's contract. At the crux of our long-term strategy is the plan to build the Steve Madden brand beyond footwear, by expanding into new lines and categories, and licensing the brand. The amended contract terms tie Steve's compensation directly to performance and brand building efforts, and very closely align his professional goals with the top priorities of the Company and its shareholders.

Going forward, Steve will be focused on overseeing the design and creative function of the Company, so that we can effectively extend and leverage our brand into new categories and businesses. We are confident that the contract will bring great value to our Company, and will contribute to the continued growth and success of Steven Madden, Ltd.

Also, we are pleased to welcome Awadesh Sinha to our management team as Chief Operating Officer. We look forward to benefiting from Awadesh's significant industry experience, as we work to even further improve our operations, and to drive both top and bottom line growth going forward. Now I'd like to turn the call over to Richard, who will go through the quarter's results in a bit more detail.

--------------------------------------------------------------------------------
Thomson StreetEvents       streetevents@thomson.com          617.603.7900
                              www.streetevents.com                             3
--------------------------------------------------------------------------------

(C) 2005 Thomson Financial. Republished with permission. No part of this publication may be reproduced or transmitted in any form or by any means without the prior written consent of Thomson Financial.

                                                                Final Transcript
--------------------------------------------------------------------------------
Aug. 02. 2005 / 10:00AM, SHOO - Q2 2005 Steven Madden Earnings Conference Call
--------------------------------------------------------------------------------

Richard Olicker - SHOO - President

 Thanks Jamie. Let's review in detail what took place during the second quarter. Total net sales increased 17% to $101 million, versus $86.2 million in the same period last year. This increase reflects strong sales increases in Steve Madden Men's, and the retail division, as well as contribution from Candie's and the Womens Wholesale division, offset by projected declines in l.e.i., Steven, and Stevies.

As for the divisional sales breakdown, retail represented 32% of the total net sales, versus 31% of the total in the second quarter last year. We also generated sizeable increases in commission revenue from our Adesso-Madden private label business. And this contributed nicely to our other income line.

In line with our recently updated expectations, net income increased 29% to $5.3 million, versus $4.1 million in the same period last year. Earnings per share increased 39% to $0.39 per share, on 13,476 diluted shares outstanding, compared to $0.28 per share on 14,391,000 diluted share outstanding in the comparable period of 2004.

With respect to gross margins, while the market has remained challenging, overall gross margins increased by 20 basis points to 38.1%. This increase is largely based on improving margin contribution from our larger wholesale business. To go a bit deeper into the mix, our wholesale gross margin improved 140 basis points, which reflects increased sales out of the high margin Madden Mens open stock program, and expanded gross margin in Candie's and l.e.i., which both benefited from recently implemented cut to order inventory controls.

Our retail division margins did come under some pressure versus the year ago period, declining 350 basis points, primarily as a result of our decision to liquidate under-performing and obsolete inventory. Bottom line results were further bolstered by an improvement in our operating margin, which increased to 8.6% versus 7.6% last year. Operating expenses, as a percentage of sales, declined 20 basis points versus the comparable period last year.

Also, it is noteworthy that this SG&A percentage improvement was generated, despite certain prudent accounting measures in the quarter. First, we took a reserve of $1.1 million in the quarter for the settlement of litigation with our former handbag licensee. Separately, we took a goodwill write off of $500,000 in the quarter, associated with the closing of all but one of our shoe biz retail locations. Excluding these charges, operating expenses would have improved 190 basis points versus the comparable period last year.

Let me now review what happened in each division during the quarter. The Company's wholesale division is comprised of seven segments -- Steve Madden Womens, Steve Madden Mens, l.e.i., Stevies, Steven shoes by Steve Madden, Candie's, and UNIONBAY. Net sales for the wholesale division for the quarter increased 14.2% to $68.3 million versus $59.8 million last year. Revenues in our flagship Steve Madden Womens brand increased 2% to $31.5 million versus $31 million.

The sales increase reflects our ongoing successful transition into new categories, to meet shifting industry trends. Womens wholesale successes included a broad variety of styles, from bling to bohemian. Wedges covered in cork, raffia or wood were highlights. Woven fabric, beaded and sequined uppers were strong, as were vintage thongs, and more basic mid-heel slides. Our reactive model served to help us deliver a broad array of the right shoes at the right time.

At the same time as growing this breadth of assortment, which served to differentiate us and drive our top line in the second quarter, we focused on managing our inventory and keeping them current. And we are extremely pleased to report inventories in our Steve Madden Womens wholesale business increased by 14% over the same period last year.

Additionally, during the quarter, we marked down Spring '05 inventories to their realizable value. This write-down was more substantial than in the second quarter of '04, and did have a negative effect on our gross margin in the quarter. Finally, we are encouraged by early Fall reads on select items.

As mentioned in our pre-release, Mens was a standout. And revenues increased 138% to $15.4 million versus $6.5 million last year. Building upon its positive momentum from Fall '04, and early Spring successes, Madden Mens led an upturn in the fusion, sport casual men's business. In particular, our growth was driven by an increase in doors at Dillard's and Nordstrom, the addition of new catalog and online customers, and deeper product assortment rollouts at Journey's.

While jean friendly products continue to drive our business, our dress offerings were also best sellers, giving us a broad and more balanced collection, and providing us with a stronger foundation for future growth. Men's gross margins were bolstered by increased shipments out of the high margin/low mark-down men's open stock program. Open stock represented approximately 45% of total shipments of men's product during the second quarter, a result we anticipated and planned for with increased investment in men's open stock inventories.

--------------------------------------------------------------------------------
Thomson StreetEvents       streetevents@thomson.com          617.603.7900
                              www.streetevents.com                             4
--------------------------------------------------------------------------------

(C) 2005 Thomson Financial. Republished with permission. No part of this publication may be reproduced or transmitted in any form or by any means without the prior written consent of Thomson Financial.

                                                                Final Transcript
--------------------------------------------------------------------------------
Aug. 02. 2005 / 10:00AM, SHOO - Q2 2005 Steven Madden Earnings Conference Call
--------------------------------------------------------------------------------

Net sales for l.e.i. were $8.7million versus $10.6 million last year. As we've communicated in recent periods, we anticipated and planned for declines in l.e.i., based on our decision to shrink or exit accounts with little potential for future profitability, and as we found fewer channels receptive to the brand. While l.e.i.'s first quarter performance at retail was challenging, its second quarter retail performance improved. And we anticipate this leading to lower mark-down and allowance liability going forward, as well as for somewhat improved third quarter sales prospects.

Acknowledging our distribution strategy and the sales and profit performance of l.e.i. over the past several quarters, we've taken measures to cut SG&A expenses in the division. Additionally, better controls and the cut to order inventory management initiative under which l.e.i. now operates resulted in an inventory decline up 15% over year ago levels. l.e.i. inventories are now matched to support our sales and turn projections for the third quarter.

Net sales in our Candie's division increased 53% to $5.7 million versus $3.7 million in the second quarter of '04. The overriding reason for the sales increase was the initial shipment of product to Kohl's in both the children and womens footwear category. As sizeable initial shipments with no Candie's markdown carry forward liabilities, these shipments to Kohl's assisted in generating improved gross margins over the second quarter last year.

The Candie's at Kohl's launch, which is now underway, promises to be a significant media and marketing event. Hillary Duff has been selected as the Candie's spokesperson and model. And Kohl's has produced and is running a commercial featuring Hillary and Candie's on network and cable TV, as well as running print ads this fall in issues of entertainment and lifestyle magazines such as 17, Teen People, Elle Girl, Us Weekly, Star and Teen Vogue. We are very excited about the strength of this launch. It's a terrific association and a great opportunity.

Revenues for our Stevies children's division were $1.9 million versus $2.2 million during the second quarter last year. Acknowledging the sales and profit performance of Stevies over the past several quarters, we have taken measures to cut SG&A expenses in the Stevies division. Also, as was the case with l.e.i., the cut to order inventory management initiative, under which Stevies now operates, resulted in an inventory decline of 41% over year ago levels.

The continuing challenges in our children's business have led us to not only undertake management changes and inventory controls, but also to investigate more flexible modeling of our children's business, to embrace first cost, commission and royalty-based opportunities, which carry no inventory risk.

Net sales from our UNIONBAY division improved to $314,000, versus $45,000 in the second quarter of '04. This was a result of higher sales to the mid-tier channels. Given the somewhat frustrating delay in gaining sales traction in UNIONBAY, as was the case in Stevies, we've adopted a more flexible operating strategy here as well, to embrace first cost, commission and royalty-based opportunities, which carry no inventory risk. This is intended to enable our customers to achieve high margin goals, at the same time as allowing us to operate on a leader operating expense structure, carrying no inventory risk.

Net sales of our Steven by Steve Madden division were $4.8 million, versus $5.8 million in the second quarter last year. As a result of last Fall's lackluster boot season, this year Steven's wholesale customers trimmed initial boot budgets, and were less aggressive in receiving in early boot inventories. This had the effect of lowering our full price Steven boot shipments in the month of June.

Product successes for the Steven line included an assortment of embellished footwear and metallic leathers. Espadrilles, as well as flat sandals, jeweled sandals, wedges, and dressy sandals, drove the business, while summer mocks were disappointing. Steven further penetrated existing retail accounts, such as Bloomingdale's, and also added additional doors at Marshall Fields and Macy's West. New accounts added during the quarter included the Victoria's Secret Catalog and Nordstrom Direct.

Moving on to our retail division, as of June 30, there were 95 stores in operation, including our Internet store. During the quarter, we opened three new stores, and we had no store closings. Retail sales increased 23% to $32.6 million versus $26.4 million in the comparable period last year. Same store sales increased 13.6%. And this was on top of an increase of 15.2% in the second quarter last year.

Both women's and men's footwear sales were strong. And we also saw improved contribution from other categories, notably handbags and belts. As I mentioned earlier, retail gross margins were negatively affected by the clearing of obsolete inventory to a larger expense than in the year ago period. Store productivity remains strong. Our stores generated an average of $662 per square foot. That's $662 for the 12 months ended June 30.

--------------------------------------------------------------------------------
Thomson StreetEvents       streetevents@thomson.com          617.603.7900
                              www.streetevents.com                             5
--------------------------------------------------------------------------------

(C) 2005 Thomson Financial. Republished with permission. No part of this publication may be reproduced or transmitted in any form or by any means without the prior written consent of Thomson Financial.

                                                                Final Transcript
--------------------------------------------------------------------------------
Aug. 02. 2005 / 10:00AM, SHOO - Q2 2005 Steven Madden Earnings Conference Call
--------------------------------------------------------------------------------

Moving to our other income, the Company's commission and licensing fee income line increased by 45% to $2.6 million versus $1.8 million last year. The increase resulted from improvement in our private label division, Adesso-Madden, which generated commission revenue increases of 86%, to $2 million this year, versus $1.1 million last year. Commission revenue increased primarily as a result of significant increases from our largest private label customer, notably, not only in women's, but also in children's and men's categories.

We also recognized increased commission contributions from international sales, most notably from growth in our business with Canada. There have been some developments on the international front, which we'd like to update you on. Our current distribution agreements cover Canada, Central America, Mexico, Australia, the Philippines, South Africa and Turkey. In June, we elected to amicably terminate our relationship with our European distributor. Our brand was sold only to better select retailers, and considerable sums were spent in promoting Steve Madden in Europe. And we look forward to leveraging this visibility with an alternative European distribution arrangement in the future.

In addition to wholesale distribution, we have existing agreements granting rights to open retail stores in Canada and Australia. Our partners currently operate two retail stores in Montreal, with a third planned for Toronto in the near future, and one which opened just last month in Melbourne, Australia, with a second Melbourne location planned. These are exciting ventures, as they are our best brand vehicles, and are beginning to broaden our exposure overseas at low or no financial risk.

Licensing income was $596,000 in the quarter. We are very pleased and excited about our announcement last week of our license to Daniel Friedman & Associates for the design, manufacture and distribution of Steve Madden and Steven handbags, belts, and small leather goods.

Daniel Friedman has been our belt licensee for approximately three years. They are a leading and well respected manufacturer and distributor of fashion handbags and accessories. And they offer a tested and successful business model that aligns with our own. We look forward to a long, prosperous, brand enhancing relationship with Daniel Friedman, and to finding other strategic brand building partners in the future.

As part of the process in securing the best, most talented licensing partners, and managing them in the image and spirit of Steve Madden, we've begun to selectively invest in key personnel to ensure the success of this initiative.

Turning to marketing, it was a busy quarter. We undertook a win an internship contest at select colleges and on college job boards, where job seekers were encouraged to write and submit a short essay, telling us why they should win a paid summer internship working with the Steve Madden marketing department. In just 30 days, this competition generated over 14,000 entries. And on June 20, our very talented marketing intern, Stephanie, started working.

We ran retail promotions for tickets to the New York screening of House of Wax, featuring Paris Hilton. R&B music sensation Nina Sky, d.j.'d, danced and shopped with our customers at our (Dadeland) (ph) store opening. And we partnered with the Sagamore Hotel to drive traffic to our new Stevens store on Lincoln Road, and with Marie Claire for an evening of cocktails and shopping at our Stevens store in SoHo. Big men were also drawn to our brand, as Andrew Bogut, Sean May, Deron Williams and Bracey Wright all visited our stores on their way to their NBA draft debuts.

This year marked the third anniversary of our sponsorship of the Miss USA Pageant, where we supplied custom made shoes to each delegate for the opening number and swimsuit competition. We received great visibility during this program. We also sponsored the footwear category at the (FIT) (ph) Next Generation Awards, where we were not only acknowledged, but had the opportunity to recognize some of the brightest future talent in the footwear industry. In conjunction with Teen People, we also sponsored a private listening lounge, featuring the Back Street Boys.

These highlights were complimented by an active advertising calendar. We continued our consumer magazine presence, now promoting three divisions. In 17, Teen People, Cosmo Girl and Lucky for Women, in Complex magazine for men, and in Cosmo, In Style and Marie Claire, were Steven by Steve Madden. We continued to be active in outdoor media as well, particularly on billboards in New York and L.A., and on bus shelters and phone kiosks.

These, together with other events that ran on virtually a daily schedule, helped us to welcome Steve back and served to raise the visibility of the Steve Madden brand. With respect to our overall financial condition, as Jamie mentioned, we have maintained a pristine balance sheet, which speaks volumes to the health and viability of the Company. As of June 30, 2005, our cash, cash equivalent, and investment securities were $83.8 million.

Total inventories were up 6% to $31.1 million. Our inventory turn was 7.7 times in the 12 months ending June 30. Wholesale inventories were up 8%. Retail inventories were up 3.9%. Every wholesale division recorded reduced inventories over a year ago, with the exception of Candie's, for which receipts were accelerated to support the flow of merchandise to Kohl's, and Men's, for which increases were planned and anticipated to support a larger open stock division. We are extremely pleased with the progress of our inventory management initiatives.

--------------------------------------------------------------------------------
Thomson StreetEvents       streetevents@thomson.com          617.603.7900
                              www.streetevents.com                             6
--------------------------------------------------------------------------------

(C) 2005 Thomson Financial. Republished with permission. No part of this publication may be reproduced or transmitted in any form or by any means without the prior written consent of Thomson Financial.

                                                                Final Transcript
--------------------------------------------------------------------------------
Aug. 02. 2005 / 10:00AM, SHOO - Q2 2005 Steven Madden Earnings Conference Call
--------------------------------------------------------------------------------

Accounts receivable were $49.8 million. This is versus $48.2 million last year. And account receivable increases were a result of increases in shipments, particularly in June. Collection days were 68 days, versus 67 days last year, as large mid-tier customers continue to take longer net turns. Working capital was at $107 million. Total stockholders equity was $166.4 million. Now let me turn the call back over to Jamie, who will provide some closing remarks.

--------------------------------------------------------------------------------
Jamie Karson  - SHOO - CEO, Chairman

 Thanks Rich. We are pleased with our year-to-date performance, and are particularly gratified by our results in the second quarter. With respect to the balance of the year, based on the positive year-to-date sales trends, coupled with projections for the business in the second half, we currently expect 2005 net sales will increase in the mid single digits over 2004.

As for earnings per diluted share, previous guidance already assumes an improvement in the second half of 2005, versus the comparable period in the prior year, derived from projected improvement in our fourth quarter performance, notwithstanding the fact that we remain cautious about the balance of the year, due to sustained margin pressure in the wholesale and retail businesses.

Taking all of these factors into account, we currently anticipate that full year earnings will be between approximately $0.90 and $0.93 per diluted share. As we move forward through the balance of the year and beyond, we will be committed to a number of key initiatives, aimed at making Steven Madden, Limited a truly global lifestyle branded company.

We will further expand our retail business, adding both Steve Madden and Steven stores. We will continue to explore ways to extend our international reach. We will pursue acquisitions and/or strategic alliances, but only to the extent that they would compliment our existing businesses, and be immediately accretive to the bottom line. And finally, we will continue to evaluate opportunities to further leverage and diversify the Steve Madden brand.

We are making real strides in this specific area, as evidenced by the recently announced new handbag license, about which we are very optimistic. We believe there is a tremendous untapped value in the Steve Madden brand, and we look forward to developing additional licensing partnerships that will enable us to capitalize on the opportunities associated with the Steve Madden brand.

In conclusion, we are making progress toward delivering on a number of goals, and are excited as we move into the balance of 2005. We truly believe in the quality of our brands and our people. We have a proven and effective business model. And we are on a solid financial footing. We remain firmly focused on growing the Company responsibly and profitably, in an effort to drive long-term profitability and enhance shareholder value for the long-term.

Thank you for your time and interest. And now we'd be happy to answer any questions you may have.


QUESTION AND ANSWER

--------------------------------------------------------------------------------

Operator

 Thank you. [OPERATOR INSTRUCTIONS.] Jeff Van Sinderen from B. Riley & Company.

--------------------------------------------------------------------------------
Jeff Van Sinderen  - V. Riley & Co - Analyst

 Good morning. First, I wanted to say congratulations on the quarter. Last quarter you guys provided an operating margin breakdown by business segment. Can you go over that with us for the most recent quarter? And then maybe comment on where we might expect to see changes by segment going forward.

--------------------------------------------------------------------------------
Thomson StreetEvents       streetevents@thomson.com          617.603.7900
                              www.streetevents.com                             7
--------------------------------------------------------------------------------

(C) 2005 Thomson Financial. Republished with permission. No part of this publication may be reproduced or transmitted in any form or by any means without the prior written consent of Thomson Financial.

                                                                Final Transcript
--------------------------------------------------------------------------------
Aug. 02. 2005 / 10:00AM, SHOO - Q2 2005 Steven Madden Earnings Conference Call
--------------------------------------------------------------------------------

Jamie Karson - SHOO - CEO, Chairman

 Okay Jeff. Let's take retail first. We're talking about operating income. Is that correct?

--------------------------------------------------------------------------------
Jeff Van Sinderen - V. Riley & Co - Analyst

 Correct.

--------------------------------------------------------------------------------
Jamie Karson - SHOO - CEO, Chairman

 Okay. 4.5% for retail. Oh, I'm sorry. That's `03/'04. Let me get --

--------------------------------------------------------------------------------
Jeff Van Sinderen - V. Riley & Co - Analyst

 Actually, if you have the year over year, that'd be helpful as well.

--------------------------------------------------------------------------------
Jamie Karson - SHOO - CEO, Chairman

 Okay. The pre-tax income line is what we're talking about. We'll give you, on wholesale, total wholesale, pre-tax income of 6.9%, broken down as follows. That was the Steve Madden Division. I'm sorry. 6.9%. l.e.i. 11.3%; Steve was a loss of 11.8%; Stevies 2.9%, the Mens Division 19.3%. UNIONBAY was a loss of 14.7%. Candie's was at 15.1%, blending to a total pre-tax income of 9.4% in wholesale. Retail generated a 4.5% pretax income line.

--------------------------------------------------------------------------------
Jeff Van Sinderen - V. Riley & Co - Analyst

 Okay. You don't happen to have what that was for the same quarter last year, do you?

--------------------------------------------------------------------------------
Jamie Karson - SHOO - CEO, Chairman

 I can pull it up. I don't have it right with me.

--------------------------------------------------------------------------------
Jeff Van Sinderen  - V. Riley & Co - Analyst

 Okay. No problem. One other thing I want to ask you about, with Steve back at the Company at this point, are there any areas where you see moving in a different direction or a new direction in terms of product? Anything that's cropping up that we should be aware of for the future?

--------------------------------------------------------------------------------
Jamie Karson  - SHOO - CEO, Chairman

 Well, there's no specific, other than Steve's involvement in all things creative and inclusive of products. And, you know, he's a very talented, exceptionally talented talent in driving people, in watching what's going on at retail, and responding to what the customers are demanding of the moment.

--------------------------------------------------------------------------------
Unidentified Company Representative  - SHOO

 Yeah, let me just add a thought on that Jeff. With all the consolidations that are going on, it's going to require companies like ours to be quicker to the market, and to have to be able to differentiate product and product lines in the various channels of distribution. All of our design teams, creative teams, which are led by Steve, are going to be significantly challenged in those areas. But, as Richard said, given Steve's enormous talents and energies, I think that we're well positioned to meet those challenges.

--------------------------------------------------------------------------------
Thomson StreetEvents       streetevents@thomson.com          617.603.7900
                              www.streetevents.com                             8
--------------------------------------------------------------------------------

(C) 2005 Thomson Financial. Republished with permission. No part of this publication may be reproduced or transmitted in any form or by any means without the prior written consent of Thomson Financial.

                                                                Final Transcript
--------------------------------------------------------------------------------
Aug. 02. 2005 / 10:00AM, SHOO - Q2 2005 Steven Madden Earnings Conference Call
--------------------------------------------------------------------------------

Jeff Van Sinderen  - V. Riley & Co - Analyst

 Okay, that's good to hear.

--------------------------------------------------------------------------------
Jamie Karson  - SHOO - CEO, Chairman

 Jeff, I have the '04 comps if you want that.

--------------------------------------------------------------------------------
Jeff Van Sinderen  - V. Riley & Co - Analyst

 Oh, okay. That's great.

--------------------------------------------------------------------------------
Jamie Karson  - SHOO - CEO, Chairman

 Starting with retail -- I happen to have that first -- it's pre-tax 8.6%.

--------------------------------------------------------------------------------
Jeff Van Sinderen  - V. Riley & Co - Analyst

 Okay.

--------------------------------------------------------------------------------
Jamie Karson  - SHOO - CEO, Chairman

 In the womens wholesale division, 10.6%. l.e.i. was 2.4%. Mens was 0.1%. Candie's was 5.2%. The Steve division was 15.1%. Stevies Children was a loss of 6.4%. UNIONBAY was a loss of $225,000. The percentage is very high.

--------------------------------------------------------------------------------
Jeff Van Sinderen  - V. Riley & Co - Analyst

 Okay.

--------------------------------------------------------------------------------
Jamie Karson  - SHOO - CEO, Chairman

 And that covers it. Did I give you retail?

--------------------------------------------------------------------------------
Jeff Van Sinderen  - V. Riley & Co - Analyst

 Retail? I think you said -- no, actually I don't think I had retail.

--------------------------------------------------------------------------------
Jamie Karson  - SHOO - CEO, Chairman

 Okay.

--------------------------------------------------------------------------------
Jeff Van Sinderen  - V. Riley & Co - Analyst

 Or did you say 8.6% for that?

--------------------------------------------------------------------------------
Jamie Karson  - SHOO - CEO, Chairman

 Yes.

--------------------------------------------------------------------------------

Thomson StreetEvents       streetevents@thomson.com          617.603.7900
                              www.streetevents.com                             9
--------------------------------------------------------------------------------

(C) 2005 Thomson Financial. Republished with permission. No part of this publication may be reproduced or transmitted in any form or by any means without the prior written consent of Thomson Financial.

                                                                Final Transcript
--------------------------------------------------------------------------------
Aug. 02. 2005 / 10:00AM, SHOO - Q2 2005 Steven Madden Earnings Conference Call
--------------------------------------------------------------------------------

Jeff Van Sinderen  - V. Riley & Co - Analyst

 Okay. So let me ask you, as far as the Steven Division, which was performing very well a year ago at this time, and I understand the boot issue, what should we look for in terms of operating margin contribution for that business going forward, as we get into the next couple of quarters?

--------------------------------------------------------------------------------
Jamie Karson  - SHOO - CEO, Chairman

 Well, we have an internal projection. And this is certainly something that we're looking for improvement, but understanding that this business is a business that needs to broaden itself out and become a little bit more diversified as a collection. In terms of our pretax income, we're looking at a continued challenge in Steven for the year. And on a quarterly basis, I'd rather just leave it as a yearly projection, that could bring us to a pre-tax loss on the division of about 4%.

--------------------------------------------------------------------------------
Jeff Van Sinderen  - V. Riley & Co - Analyst

 Okay, that's fair. But suffice to say that you're looking for that obviously to improve going forward, that hopefully this was kind of a trough for Steven?

--------------------------------------------------------------------------------
Jamie Karson  - SHOO - CEO, Chairman

 Yeah. I think what it needs to do is, as I said, broaden out, so that it's not so reliant on item driven businesses. And as we get more successful in broader categories, so that the table is more successful and doesn't carry one success or two successes that have to bear the markdown liability on the other shoes, I think the performance in acquisition will improve.

--------------------------------------------------------------------------------
Jeff Van Sinderen  - V. Riley & Co - Analyst

 Okay. And then as far as the Mens business, where you had your highest operating margin there, should we expect that to continue? Or I mean it seems like the Mens business is building momentum. You've taken on more inventory there, I'm assuming, to respond to what you're seeing as far as sell-throughs and so forth. Anything else you can give us on that?

--------------------------------------------------------------------------------
Jamie Karson  - SHOO - CEO, Chairman

 Well, we are enjoying terrific momentum there. It is supported by open stock. But one thing you have to remember is that we're in the sweet spot of the Mens cycle, which is the shipping of initials that don't carry any markdown or carry forward liabilities. Also, open stock, by its very nature, carries a lower markdown liability, because the replenishment is only into a full margin and a full retail sale.

So, as we have to anniversary older styles, and as we need to effectively sunset some of those styles out of open stock, and liquidate those inventories, we see some natural business reigns pulling back a little bit on our Mens division, even at the same time that it continues to enjoy terrific momentum in the top line. It's all about adding new shoes, and gradually bringing older shoes off line.

--------------------------------------------------------------------------------
Jeff Van Sinderen  - V. Riley & Co - Analyst

 Okay. Alright. Good enough. I'll let somebody else ask a question. Thank you.

--------------------------------------------------------------------------------
Unidentified Company Representative  - SHOO

 Thanks Jeff.

--------------------------------------------------------------------------------

Thomson StreetEvents       streetevents@thomson.com          617.603.7900
                              www.streetevents.com                            10
--------------------------------------------------------------------------------

(C) 2005 Thomson Financial. Republished with permission. No part of this publication may be reproduced or transmitted in any form or by any means without the prior written consent of Thomson Financial.

                                                                Final Transcript
--------------------------------------------------------------------------------
Aug. 02. 2005 / 10:00AM, SHOO - Q2 2005 Steven Madden Earnings Conference Call
--------------------------------------------------------------------------------

Operator

 Heather Boksen from Sidoti & Company.

--------------------------------------------------------------------------------
Heather Boksen  - Sidoti & Company - Analyst

 Good morning guys. With regards to the operating expense leverage, you had mentioned in the scripted remarks that it would have been up 190 basis points as a percentage of sales, without some accounting issues. Is that something we can look for going forward?

--------------------------------------------------------------------------------
Jamie Karson  - SHOO - CEO, Chairman

 You know what Heather, it really isn't. As we said, we have a number that we believe is around the right number that it costs us to run our business from an operating expense standpoint.

We will continue to work toward making sure that we're only investing in things that are driving business and giving us a return. But I don't see any terrific improvement in operating expense leverage per se. As we said, we see continuing top line and margin challenges. And while we'll take everything that we get, and we're working on it every day, we see pretty much of a flat operating expense factor for the next two quarters.

--------------------------------------------------------------------------------
Heather Boksen  - Sidoti & Company - Analyst

 Okay. I'll get back on that with you guys later. But moving to the licenses, what are the other categories that you're really actively looking at right now to maybe pursue licensing?

--------------------------------------------------------------------------------
Unidentified Company Representative  - SHOO

 Well, apparel is obviously something that we are looking at closely, although I suspect that, given that that's really the biggest license opportunity or one of the biggest license opportunities out there, that it's going to take us a little bit of time to find the right partner. We're actively looking for the right partner. And clearly that's a category that we see ourselves in. Other categories are fragrances we like, watches we see ourselves in. And those are really -- I guess those are the things that we're really focused on right now.

--------------------------------------------------------------------------------
Heather Boksen  - Sidoti & Company - Analyst

 Those are the big ones?

--------------------------------------------------------------------------------
Unidentified Company Representative  - SHOO

 Yes.

--------------------------------------------------------------------------------
Heather Boksen  - Sidoti & Company - Analyst

 Also, this new handbag license, when it that going to begin to ship? When will you begin to see some revenue from that?

--------------------------------------------------------------------------------
Unidentified Company Representative  - SHOO

 Not until '06. We won't see any revenues hitting our company until '06.

--------------------------------------------------------------------------------
Heather Boksen  - Sidoti & Company - Analyst

 Okay. So also, can we expect that the handbags, that I guess you're doing in-house right now, that we see in the retail stores, will that be being phased out, as you get nearer to the licensee shipping in '06?

--------------------------------------------------------------------------------

Thomson StreetEvents       streetevents@thomson.com          617.603.7900
                              www.streetevents.com                            11
--------------------------------------------------------------------------------

(C) 2005 Thomson Financial. Republished with permission. No part of this publication may be reproduced or transmitted in any form or by any means without the prior written consent of Thomson Financial.

                                                                Final Transcript
--------------------------------------------------------------------------------
Aug. 02. 2005 / 10:00AM, SHOO - Q2 2005 Steven Madden Earnings Conference Call
--------------------------------------------------------------------------------

Unidentified Company Representative  - SHOO

 Well, we will work with our license partner, to develop product for our retail stores. We've had some success with the product that we've developed internally. And we'll continue to do that. But with Danny Friedman and his guys' expertise, we believe that the product in our own stores will only improve.

--------------------------------------------------------------------------------
Heather Boksen  - Sidoti & Company - Analyst

 Okay. Alright. Thanks guys.

--------------------------------------------------------------------------------
Operator

 Randy Scherago from First Albany Capital.

--------------------------------------------------------------------------------
Randy Scherago  - First Albany Capital - Analyst

 A couple of quick questions. You mentioned you canceled your international European distribution agreement. How long before we see anything on that front as far as a new distributor? And have you given any thoughts to Asia yet? And then regarding l.e.i. and Candie's, can you just sort of walk us through sort of like what the next 18 months might look for, these two brands? I know l.e.i. is kind of winding down. But Candie's sounds like it's ramping up with Kohl's now.

--------------------------------------------------------------------------------
Jamie Karson  - SHOO - CEO, Chairman

 Well, I'll take part of the question. Our European agreement was amicably terminated. We are actively looking for new partners in Europe. We think it's a tremendous opportunity for the brand. Certainly Asia represents a tremendous opportunity as well. And we are pursuing that also. It's not as easy as it may sound to find the right partner. But we are looking. As far as l.e.i., and Candie's, Rich, do you want to take that part?

--------------------------------------------------------------------------------
Richard Olicker  - SHOO - President

 Well, as I mentioned, or briefly mentioned in the call script, we see some improved prospects for the third quarter in l.e.i. And I think that all depends on what happens after that in terms of the success at retail.

In terms of Candie's, once again, the shoes are literally three weeks or so at retail. And there's terrific marketing behind them, and excitement being driven toward that product. We have very good early news on some of that product. And it will grow as quickly and as large as that business wants to grow.

So whereas the Candie's business, it's a little bit hard to project right now, because it's a one-customer business going forward, effectively. But given that there's a lot of commitment and investment being made by Kohl's there, I suspect that the initial plans might be something that need to be reviewed. And we wouldn't be surprised if we can exceed our initial plans for '06 on the Candie's business.

But it's all about retail performance. And it's a little bit early to say what those are going to be. But it will be a business that's fairly easy to project, because it will be, as I said, a one customer business, and also there will be a sales plan and a receipt plan that is put in place and fixed.

--------------------------------------------------------------------------------
Randy Scherago  - First Albany Capital - Analyst

 With l.e.i., next year sort of terminates your agreement with -- at the end of next year -- terminates the agreement with Jones.

--------------------------------------------------------------------------------
Richard Olicker  - SHOO - President

 Yes.

--------------------------------------------------------------------------------

Thomson StreetEvents       streetevents@thomson.com          617.603.7900
                              www.streetevents.com                            12
--------------------------------------------------------------------------------

(C) 2005 Thomson Financial. Republished with permission. No part of this publication may be reproduced or transmitted in any form or by any means without the prior written consent of Thomson Financial.

                                                                Final Transcript
--------------------------------------------------------------------------------
Aug. 02. 2005 / 10:00AM, SHOO - Q2 2005 Steven Madden Earnings Conference Call
--------------------------------------------------------------------------------

Jamie Karson  - SHOO - CEO, Chairman

 Right.

--------------------------------------------------------------------------------
Randy Scherago  - First Albany Capital - Analyst

 Any thoughts that they're going to do a buyout? Or do you think you'll have the brand for the whole year?

--------------------------------------------------------------------------------
Jamie Karson  - SHOO - CEO, Chairman

 Well, the agreement actually terminates September 30, 2006. And we have a license and we're going to continue to operate under the terms of the license until it expires.

--------------------------------------------------------------------------------
Randy Scherago  - First Albany Capital - Analyst

 Okay. So there's been no discussion of a buyout from them?

--------------------------------------------------------------------------------
Jamie Karson  - SHOO - CEO, Chairman

 No.

--------------------------------------------------------------------------------
Randy Scherago  - First Albany Capital - Analyst

 Okay. Thanks.

--------------------------------------------------------------------------------
Operator

 Sam Poser from Mosaic Research.

--------------------------------------------------------------------------------
Sam Poser  - Mosaic Research - Analyst

 Good morning. Can you just reiterate the total inventory level at the end of the quarter please?

--------------------------------------------------------------------------------
Unidentified Company Representative  - SHOO

 Yes. The total inventory was $31 million. $31.1 million. And the divisional breakouts were wholesale had 16.2, versus 15 last year. And retail was at 14.9 versus 14.3 last year.

--------------------------------------------------------------------------------
Sam Poser  - Mosaic Research - Analyst

 So, with your inventories as clean as they -- how much of that is -- or is any of that inventory, goods that still have to be addressed at lower margins? Or is that all clean and current?

--------------------------------------------------------------------------------
Unidentified Company Representative  - SHOO

 Well there's only some. We feel as though it's very current. There's some at retail, certainly, that there's always an element that needs to be (jobbed)
(ph). But we're feeling very confident the inventory is being very well managed.

--------------------------------------------------------------------------------

Thomson StreetEvents       streetevents@thomson.com          617.603.7900
                              www.streetevents.com                            13
--------------------------------------------------------------------------------

(C) 2005 Thomson Financial. Republished with permission. No part of this publication may be reproduced or transmitted in any form or by any means without the prior written consent of Thomson Financial.

                                                                Final Transcript
--------------------------------------------------------------------------------
Aug. 02. 2005 / 10:00AM, SHOO - Q2 2005 Steven Madden Earnings Conference Call
--------------------------------------------------------------------------------

As I said on the call, the only division where we had increases were Mens, where it was anticipated, in support of the open stock program, and Candie's, where we were accelerating receipts for the Kohl's program. So it's matched inventory. There's no obsolescence there. Every other wholesale division was down. Retail was only up 3.9% against their comp and total store top line contribution, which I think is exceptional.

--------------------------------------------------------------------------------
Sam Poser  - Mosaic Research - Analyst

 Just one other -- two other questions actually. Just to follow-up again, you seem to be very conservative or cautious on the outlook. But with your inventories as clean as they are, and your concern about the margin pressures, I mean it's understandable when you had the carry-over at the beginning of the year. But at this point, it's so clean, I mean how do you -- ? Where is that? Can you give us more color on the concern?

--------------------------------------------------------------------------------
Richard Olicker  - SHOO - President

 Well, I think part of it is retail. And where you have, as I said, as we differentiate our product and broaden out the assortment, we lose some of the leverage on the sourcing side. And we are competing with larger competitors in the marketplace that are setting retail price thresholds, within which we have to compete. So I think we get a little bit of a margin pressure there. Having said that, internal projections do account for some improvement, but not dramatic improvement on the gross margin line.

--------------------------------------------------------------------------------
Sam Poser  - Mosaic Research - Analyst

 And then one last question, if I may be -- can you talk about just the -- you just signed the one license. But you've been talking about licenses for over a year now. Jamie, can you give us a little more color on just why it's taking quite as long as it is to get the license signed?

--------------------------------------------------------------------------------
Jamie Karson  - SHOO - CEO, Chairman

 Sure. Well actually Sam, we've been talking about licensing for longer than a year. But we -- take the handbag license that we just signed, for example. I mean we effectively terminated our handbag license in '03. And we met with lots of people, and went through certain analyses to determine whether we should license it or own it. And we keep saying this, and I keep reiterating this.

And I guess maybe I have to do it again and again. The key is finding the right partner. Once you're comfortable with the right partner, whether you own the category or you do it yourself, you've taken a big variable out of the equation. We think that we've found the right partner in Danny Friedman and his team. Now his team has changed over time too. I mean it wasn't the same team that he had three years ago.

We will continue to look for people that understand our brand, understand the essence of the Steve Madden Company, and can translate that into product that will not only sell, but will enhance our brand. And we work on it every day.

--------------------------------------------------------------------------------
Sam Poser  - Mosaic Research - Analyst

 Thank you very much. Congratulations on a great quarter.

--------------------------------------------------------------------------------
Operator

 [Robert Longnecker] from Barrington.

--------------------------------------------------------------------------------
Robert Longnecker  - Barrington Research - Analyst

 Could you please give a little more color on the write-down of inventory you were talking about in Steve Madden Womens, both in terms of exactly what happened there, and kind of what the dollar amount you're talking is?

--------------------------------------------------------------------------------
Unidentified Company Representative  - SHOO

 The write-down on inventory Rob?

--------------------------------------------------------------------------------

Thomson StreetEvents       streetevents@thomson.com          617.603.7900
                              www.streetevents.com                            14
--------------------------------------------------------------------------------

(C) 2005 Thomson Financial. Republished with permission. No part of this publication may be reproduced or transmitted in any form or by any means without the prior written consent of Thomson Financial.

                                                                Final Transcript
--------------------------------------------------------------------------------
Aug. 02. 2005 / 10:00AM, SHOO - Q2 2005 Steven Madden Earnings Conference Call
--------------------------------------------------------------------------------

Robert Longnecker  - Barrington Research - Analyst

 I think you said --

--------------------------------------------------------------------------------
Unidentified Company Representative  - SHOO

 In the Steve Madden Womens Division?

--------------------------------------------------------------------------------
Robert Longnecker  - Barrington Research - Analyst

 Yeah. Because you wrote down the Spring '05 inventory.

--------------------------------------------------------------------------------
Unidentified Company Representative  - SHOO

 The problem with giving you that information is that it's wrapped up in the sales number. And it affects the gross margin. What we're really trying to do is stay very, very current in inventory, both from a valuation standpoint, and a liquidation standpoint.

And to the extent whether we liquidate it out the door, or we write it down, we're trying to be very aggressive in making sure that the inventories that we're carrying are being carried at market. And if we have inventory that is below market, we're writing it down in the quarter that we discover that.

And I think that's just good accounting. Obviously when the shoes go out, it's that much less of a hit that you're taking to your gross margin line in the future. And it was significant enough to move the needle. But it wasn't so significant as to be of concern to us in terms of our overall inventory position, number one, or our ability to handle it when it goes out the door on a liquidation basis.

--------------------------------------------------------------------------------
Robert Longnecker  - Barrington Research - Analyst

 So I assume that hit the gross margin for that segment for the quarter?

--------------------------------------------------------------------------------
Unidentified Company Representative  - SHOO

 Yes.

--------------------------------------------------------------------------------
Robert Longnecker  - Barrington Research - Analyst

 So what was the margin in the quarter?

--------------------------------------------------------------------------------
Unidentified Company Representative  - SHOO

 Steve Madden?

--------------------------------------------------------------------------------
Robert Longnecker  - Barrington Research - Analyst

 Steve Madden Womens Wholesale.

--------------------------------------------------------------------------------
Unidentified Company Representative  - SHOO

 Steve Madden Womens Wholesale was at 30.2% versus 31% last year.

--------------------------------------------------------------------------------

Thomson StreetEvents       streetevents@thomson.com          617.603.7900
                              www.streetevents.com                            15
--------------------------------------------------------------------------------

(C) 2005 Thomson Financial. Republished with permission. No part of this publication may be reproduced or transmitted in any form or by any means without the prior written consent of Thomson Financial.

                                                                Final Transcript
--------------------------------------------------------------------------------
Aug. 02. 2005 / 10:00AM, SHOO - Q2 2005 Steven Madden Earnings Conference Call
--------------------------------------------------------------------------------

Robert Longnecker  - Barrington Research - Analyst

 That's still not so bad. I also want to just spend a little bit of time drilling down on expenses? If you could kind of maybe break the numbers into wholesale and retail, and just kind of give a little bit more color on what moved the needle in each category?

--------------------------------------------------------------------------------
Unidentified Company Representative  - SHOO

 Okay. The largest variance expense was the settlement charge expense, which resides in the wholesale division.

--------------------------------------------------------------------------------
Robert Longnecker  - Barrington Research - Analyst

 Okay.

--------------------------------------------------------------------------------
Unidentified Company Representative  - SHOO

 So that was the million one. The second largest variance expense is effectively -- is the opposite. It resides almost completely in retail, where we had an increase in salary expense in the retail division, primarily associated with the opening of stores and some additional back-office expense.

--------------------------------------------------------------------------------
Robert Longnecker  - Barrington Research - Analyst

 How much was that?

--------------------------------------------------------------------------------
Unidentified Company Representative  - SHOO

 The variance?

--------------------------------------------------------------------------------
Robert Longnecker  - Barrington Research - Analyst

 Yeah.

--------------------------------------------------------------------------------
Unidentified Company Representative  - SHOO

 900,000.

--------------------------------------------------------------------------------
Robert Longnecker  - Barrington Research - Analyst

 Okay.

--------------------------------------------------------------------------------
Unidentified Company Representative  - SHOO

 The third largest variance was in occupancy, rent, utilities. And that's obviously associated with retail only. After that, they start to diminish. Permissions were somewhat higher. But that's a variable expense related to sales. And sales, design, travel, again relatively variable, related to sales.

--------------------------------------------------------------------------------

Thomson StreetEvents       streetevents@thomson.com          617.603.7900
                              www.streetevents.com                            16
--------------------------------------------------------------------------------

(C) 2005 Thomson Financial. Republished with permission. No part of this publication may be reproduced or transmitted in any form or by any means without the prior written consent of Thomson Financial.

                                                                Final Transcript
--------------------------------------------------------------------------------
Aug. 02. 2005 / 10:00AM, SHOO - Q2 2005 Steven Madden Earnings Conference Call
--------------------------------------------------------------------------------

Robert Longnecker  - Barrington Research - Analyst

 So what -- ? Can you tell me what the wholesale expenses were, just for the quarter, and for the year earlier quarter?

--------------------------------------------------------------------------------
Unidentified Company Representative  - SHOO

 SG&A?

--------------------------------------------------------------------------------
Robert Longnecker  - Barrington Research - Analyst

 Yeah.

--------------------------------------------------------------------------------
Unidentified Company Representative  - SHOO

 For this year, total SG&A, with the write-off, was -- well let's see, without the write-off, it was 17.3.

--------------------------------------------------------------------------------
Robert Longnecker  - Barrington Research - Analyst

 Year earlier?

--------------------------------------------------------------------------------
Unidentified Company Representative  - SHOO

 15.7.

--------------------------------------------------------------------------------
Robert Longnecker  - Barrington Research - Analyst

 So, but that's without the write-offs?

--------------------------------------------------------------------------------
Unidentified Company Representative  - SHOO

 Well that's with the settlement charge. Let's put it that way. That gives effect to the million one settlement charge. It would have been less by a million one, had we not taken the settlement charge.

--------------------------------------------------------------------------------
Robert Longnecker  - Barrington Research - Analyst

 Okay, thank you.

--------------------------------------------------------------------------------
Operator

 [OPERATOR INSTRUCTIONS.] Adam Comora from EnTrust Capital.

--------------------------------------------------------------------------------
Adam Comora  - EnTrust Capital - Analyst

 Hey guys, that was a terrific job this quarter, not only on the revenues, which was impressive, but also on the margins. It's nice to see that starting to flow through. I had a question. Can you just talk a little bit about the current business trends in the third quarter, what you're seeing out of your retail stores, and also some of the wholesale sell-through?

--------------------------------------------------------------------------------
Thomson StreetEvents       streetevents@thomson.com          617.603.7900
                              www.streetevents.com                            17
--------------------------------------------------------------------------------

(C) 2005 Thomson Financial. Republished with permission. No part of this publication may be reproduced or transmitted in any form or by any means without the prior written consent of Thomson Financial.

                                                                Final Transcript
--------------------------------------------------------------------------------
Aug. 02. 2005 / 10:00AM, SHOO - Q2 2005 Steven Madden Earnings Conference Call
--------------------------------------------------------------------------------

Unidentified Company Representative  - SHOO

 We're seeing healthy sales. But it's the -- July is a tough quarter to predict anything by, because it's a quarter in which you're seeking to liquidate your inventories and start transitioning into the Fall season. So it's not all that predictive, although we're seeing some good signs in certain particular segments of products, which are giving us some confidence going into the Fall selling season. That's primarily retail related.

Fall, I still think it's a little bit -- from a wholesale standpoint, I think it's a little bit too early, although similarly we've delivered a few things early that seem to be checking quite nicely, and which we believe there's going to be a shortage of products in certain categories in the marketplace that will serve to benefit us at the upcoming show in Las Vegas, where we're going to be selling much more at one type inventories than some of our competitors.

--------------------------------------------------------------------------------
Adam Comora  - EnTrust Capital - Analyst

 Okay. So I'm listening to all of the qualitative comments. And it seems like trends are continuing. And I look at the guidance for the full year. And you're saying revenues up mid-single digits. Now after the first half, even if we were just flat, second half of '05 versus second half of '04, we'd be up almost 6%, which is sort of where your guidance is. Your guidance is assuming sort of a flat second half '05 to '04. And it seems like trends are better than that. I'm just trying to understand. Are we being conservative here? Or is there something else happening, which -- ?

--------------------------------------------------------------------------------
Unidentified Company Representative  - SHOO

 I don't think it's overly conservative. I think it's taking into account the reality of an l.e.i. business from a Spring 2006 perspective, because in l.e.i., in middle tier channels, you're shipping some of Spring '06 in December. And we see that trailing off. And we see other initiatives just getting underway.

At the same time, as we've said, we see challenges within children's, Stevies, and also Steven. So no, we've rolled it up. We've looked at it. We've pushed the numbers around, and we're comfortable with where our guidance is, and we think it's real.

--------------------------------------------------------------------------------
Adam Comora  - EnTrust Capital - Analyst

 Okay. Let me just ask it another way. What are you guys assuming for your retail comps in that guidance for the back half?

--------------------------------------------------------------------------------
Unidentified Company Representative  - SHOO

 Increases in comps in the mid to high single digits.

--------------------------------------------------------------------------------
Adam Comora  - EnTrust Capital - Analyst

 Okay. So if I understand this correctly, your overall yearly guidance of up mid single digit revenues implies the back half being flat to last year. And included in that flat to the back half of last year is mid to high single digit comps. So we're actually assuming some sort of decline in the wholesale business in the back half?

--------------------------------------------------------------------------------
Unidentified Company Representative  - SHOO

 That's correct.

--------------------------------------------------------------------------------
Adam Comora  - EnTrust Capital - Analyst

 Okay. And the other question is, can you just talk a little bit more about how or what your thinking is on the new distribution, sort of how would this play out? What is the current thinking on how that's going to work?

--------------------------------------------------------------------------------
Thomson StreetEvents       streetevents@thomson.com          617.603.7900
                              www.streetevents.com                            18
--------------------------------------------------------------------------------

(C) 2005 Thomson Financial. Republished with permission. No part of this publication may be reproduced or transmitted in any form or by any means without the prior written consent of Thomson Financial.

                                                                Final Transcript
--------------------------------------------------------------------------------
Aug. 02. 2005 / 10:00AM, SHOO - Q2 2005 Steven Madden Earnings Conference Call
--------------------------------------------------------------------------------

Unidentified Company Representative  - SHOO

 Well, as we said, we drive the revenue through the other income line, because we're finding that most of our international partners need to buy direct from factories in order to be competitive in their own marketplaces, and have assembling proximity to where we retail products in the United States.

So we see a continuation of that. We're working harder at it. We've got some dedicated personnel working on it now. And we expect to see some improvement there over 2006. But there are challenges. In Asia, there's a lap difference, or there's a width difference. In Europe there's a product cycle difference, where retailers are less accustomed to buying close to season. So we're finding we're needing to develop products a little bit earlier than is our traditional model in the Steve Madden business. So it's a challenge.

Despite these challenges, we're working them through. And we do believe that we can see some progress, particularly on the European front and other places, where there has been interest expressed in 2006.

--------------------------------------------------------------------------------
Adam Comora  - EnTrust Capital - Analyst

 So it sounds like we should start to see the international revenues really start to contribute in '06?

--------------------------------------------------------------------------------
Unidentified Company Representative  - SHOO

 Yeah, but remember, it's not a top line revenue number. It's more in the notion of a commission and royalty.

--------------------------------------------------------------------------------
Adam Comora  - EnTrust Capital - Analyst

 Right, right, right. That's what I meant. Okay, thanks a lot guys.

--------------------------------------------------------------------------------
Operator

 [Robert Longnecker] from Barrington.

--------------------------------------------------------------------------------
Robert Longnecker  - Barrington Research - Analyst

 Thanks. I just wanted to get a little more color on this. Looking at your kind of overall expenses year over year, I think it was $32.5 million to coming up from $27.9 million. And I think if you back out the numbers you just gave me, it looks like the retail expenses went from 12.2 to 15.2. Am I looking at this right?

--------------------------------------------------------------------------------
Unidentified Company Representative  - SHOO

 Retail expenses over last year. SG&A or -- ?

--------------------------------------------------------------------------------
Robert Longnecker  - Barrington Research - Analyst

 I'm trying to put it back to the overall operating expense numbers that you guys have in here of the 32.5 for the quarter, versus the 27.9 for the year earlier quarter.

--------------------------------------------------------------------------------
Unidentified Company Representative  - SHOO

 I'm not sure what you're asking, because we're giving you the year over year. Oh, I'm sorry. You don't have this. Okay. 11.8 last year in operating expenses to retail versus 14.3. 15.5 last year on wholesale, versus 16.9. Including the 1.1, as I said before.

--------------------------------------------------------------------------------
Robert Longnecker  - Barrington Research - Analyst

 So I guess, so can you just give a little more color then on what's driving that $2.5 million increase on the retail?

--------------------------------------------------------------------------------
Thomson StreetEvents       streetevents@thomson.com          617.603.7900
                              www.streetevents.com                            19
--------------------------------------------------------------------------------

(C) 2005 Thomson Financial. Republished with permission. No part of this publication may be reproduced or transmitted in any form or by any means without the prior written consent of Thomson Financial.

                                                                Final Transcript
--------------------------------------------------------------------------------
Aug. 02. 2005 / 10:00AM, SHOO - Q2 2005 Steven Madden Earnings Conference Call
--------------------------------------------------------------------------------

Richard Olicker  - SHOO - President

 Well, many new stores. And, as we went over, we can go through it, but salaries
--

--------------------------------------------------------------------------------
Jamie Karson  - SHOO - CEO, Chairman

 It's increased salaries in existing stores, i's new store rents, it's increases in rents in existing stores, are the primary drivers. Richard, do you have the -- ?

--------------------------------------------------------------------------------
Richard Olicker  - SHOO - President

 Yeah. Occupancy expense, salaries.

--------------------------------------------------------------------------------
Unidentified Company Representative  - SHOO

 And also the retail sales increased 23 percentage, compared to the expense also increased 20 percentage.

--------------------------------------------------------------------------------
Robert Longnecker  - Barrington Research - Analyst

 But I mean, so that's just kind of -- your expenses always go up the same as the revenues?

--------------------------------------------------------------------------------
Unidentified Company Representative  - SHOO

 This is specifically all the new stores that we opened. Compared to last year. This year, we opened 12 more stores. That's for all salary, rent, occupancy, all going up.

--------------------------------------------------------------------------------
Robert Longnecker  - Barrington Research - Analyst

 So that 2.5 million?

--------------------------------------------------------------------------------
Unidentified Company Representative  - SHOO

 Rob, it's down by 100 basis points year over year. I mean 11.8 against last year's retail of 26.4 is 44.7%. This year, it was 14.2, against 32.6 million or
43.7. So we've improved.

--------------------------------------------------------------------------------
Robert Longnecker  - Barrington Research - Analyst

 I guess I would just like to see more leverage out of -- you know what I mean? You guys are getting great same store sales growth. I guess --

--------------------------------------------------------------------------------
Unidentified Company Representative  - SHOO

 Then we've got to look at the margins. It's same store sales growth. But we've got -- we were -- we have some margin deterioration, based on the liquidation of inventory at (jobber) (ph). So yes, you're looking for leverage, which would be there, but for the gross margin challenges.

--------------------------------------------------------------------------------
Robert Longnecker  - Barrington Research - Analyst

 Okay. Thank you.

--------------------------------------------------------------------------------
Thomson StreetEvents       streetevents@thomson.com          617.603.7900
                              www.streetevents.com                            20
--------------------------------------------------------------------------------

(C) 2005 Thomson Financial. Republished with permission. No part of this publication may be reproduced or transmitted in any form or by any means without the prior written consent of Thomson Financial.

                                                                Final Transcript
--------------------------------------------------------------------------------
Aug. 02. 2005 / 10:00AM, SHOO - Q2 2005 Steven Madden Earnings Conference Call
--------------------------------------------------------------------------------

Operator

 [OPERATOR INSTRUCTIONS.] Jeff Van Sinderen from B. Riley.

--------------------------------------------------------------------------------
Jeff Van Sinderen  - V. Riley & Co - Analyst

 Just a follow-up along the lines of what you were just talking about in terms of the retail business. With your inventory being considerable clean, or at least that's the impression I get, wouldn't the gross margins are your merchandise margins, taking out all the other fixed expense and so forth, wouldn't those, or wouldn't it be reasonable to think that your merchandise margins would improve going forward at the retail stores?

--------------------------------------------------------------------------------
Unidentified Company Representative  - SHOO

 Yes. But you are always going in believing that. As I said, it's not -- it's a matter of the quantity. It's being right at end of season. We're always -- what we're needing to do is liquidate excess inventory, go write them down. And you saw the effect of that in the second quarter at retail.

--------------------------------------------------------------------------------
Jeff Van Sinderen  - V. Riley & Co - Analyst

 Okay. Alright. That's fine. We can follow up offline. Thank you.

--------------------------------------------------------------------------------
Unidentified Company Representative  - SHOO

 Okay.

--------------------------------------------------------------------------------
Operator

 There are no further questions. Please continue with any closing comments.

--------------------------------------------------------------------------------
Jamie Karson  - SHOO - CEO, Chairman

 Well, thank you for participating in the call. And we look forward to speaking with you on the next call. Bye.

--------------------------------------------------------------------------------
DISCLAIMER

Thomson Financial reserves the right to make changes to documents, content, or other information on this web site without obligation to notify any person of such changes.

In the conference calls upon which Event Transcripts are based, companies may make projections or other forward-looking statements regarding a variety of items. Such forward-looking statements are based upon current expectations and involve risks and uncertainties. Actual results may differ materially from those stated in any forward-looking statement based on a number of important factors and risks, which are more specifically identified in the companies' most recent SEC filings. Although the companies mayindicate and believe that the assumptions underlying the forward-looking statements are reasonable, any of the assumptions could prove inaccurate or incorrect and, therefore, there can be no assurance that the results contemplated in the forward-looking statements will be realized.

THE INFORMATION CONTAINED IN EVENT TRANSCRIPTS IS A TEXTUAL REPRESENTATION OF THE APPLICABLE COMPANY'S CONFERENCE CALL AND WHILE EFFORTS ARE MADE TO PROVIDE AN ACCURATE TRANSCRIPTION, THERE MAY BE MATERIAL ERRORS, OMISSIONS, OR INACCURACIES IN THE REPORTING OF THE SUBSTANCE OF THE CONFERENCE CALLS. IN NO WAY DOES THOMSON FINANCIAL OR THE APPLICABLE COMPANY OR THE APPLICABLE COMPANY ASSUME ANY RESPONSIBILITY FOR ANY INVESTMENT OR OTHER DECISIONS MADE BASED UPON THE INFORMATION PROVIDED ON THIS WEB SITE OR IN ANY EVENT TRANSCRIPT. USERS ARE ADVISED TO REVIEW THE APPLICABLE COMPANY'S CONFERENCE CALL ITSELF AND THE APPLICABLE COMPANY'S SEC FILINGS BEFORE MAKING ANY INVESTMENT OR OTHER DECISIONS.

(C) 2005, Thomson StreetEvents All Rights Reserved.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Thomson StreetEvents       streetevents@thomson.com          617.603.7900
                              www.streetevents.com                            21
--------------------------------------------------------------------------------

(C) 2005 Thomson Financial. Republished with permission. No part of this publication may be reproduced or transmitted in any form or by any means without the prior written consent of Thomson Financial.